UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

SPDR® GOLD TRUST

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

001-32356 (Commission File Number)	81-6124035 (IRS Employer Identification No.)

c/o World Gold Trust Services, LLC, 444 Madison Avenue, 3rd Floor
New York, New York 10022
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800

(Former name or former address, if changed since last report): streetTRACKS® Gold Trust

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On May 16, 2008, the sole member of World Gold Trust Services, LLC adopted resolutions authorizing and approving the change of the name of the streetTRACKS® Gold Trust and the streetTRACKS® Gold Shares (symbol: GLD) (the “Shares”) to the SPDR® Gold Trust and the SPDR® Gold Shares, respectively. The name change became effective on May 20, 2008.

On May 20, 2008, World Gold Trust Services, LLC and State Street jointly issued a press release announcing the name change. The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated May 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2008	SPDR® GOLD TRUST
(Registrant)*
	By:	World Gold Trust Services, LLC as the Sponsor of the Registrant
	By:	/s/ James Burton
Name: James Burton
Title: Managing Director
______________
*

As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in their capacity as an authorized officer of World Gold Trust Services, LLC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 20, 2008